Exhibit 10.3

                             PARLEX CORPORATION
                      1989 EMPLOYEES' STOCK OPTION PLAN
                                    For:
                        Granted on __________, _____

             incorporated under the laws of the Commonwealth of
              Massachusetts (hereinafter called the "Company")

                THE OPTION IS EXERCISABLE ONLY WITHIN CERTAIN
                 PERIODS AND ONLY UPON THE TERMS AND SUBJECT
                     TO THE CONDITIONS SET FORTH HEREIN

      THIS MEMORANDUM WITNESSETH THAT: This option is granted under the Employees' Stock Option Plan (hereinafter called the "Plan") of the Company and is subject to the provisions thereof which are made a part hereof by this reference.
      The Company hereby grants to the individual whose name is hereinabove set forth and who is sometimes hereinafter called "the said individual" the following option:
      ARTICLE FIRST.
      -------------
      Subject to the terms and conditions set forth herein, the said individual is hereby given the right and option to purchase from the Company at ____________ ($________) per share an aggregate of _________________ (_______) shares of the Common Stock of the Company during certain periods hereinafter stated and in the manner hereinafter set forth.
      Notwithstanding any provision of this memorandum or of the Plan, the option to purchase hereunder is not exercisable after the expiration of ten years from the date this option is granted. The last day of said ten-year period is herein called the "specified termination date." The option to purchase hereunder (unless sooner terminated) may be exercised, in whole or in part, within an only within certain periods in the amounts stated as to each period. The said periods are herein called "Exercise Periods" and commence one year from the date of the grant.
      All said periods shall end on the specified termination date. In the event the said individual ceased to be employed by the Company before the time when the Exercise Period as to certain shares commences, the option as to such shares shall terminate and become void upon the date of such cessation of employment and shall not thereafter be exercisable.


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      Notwithstanding any provision contained herein, the Board of
Directors of the Company (the "Board"), in its sole discretion, may after an option is granted change the period during which the option or any portion thereof may not be exercised.

      ARTICLE SECOND.
      --------------
      (a) This option is not transferable by the said individual otherwise than by will or the laws of descent and distribution, and is exercisable, during the said individual's lifetime, only by him, and by him only while he is an employee of the Company; provided, however, that if the said individual dies while he is an employee of the Company, then with respect only as to any shares as to which at the time of his decease this option by its terms could then have been exercised, his estate shall have the right to exercise this option for a period commencing with his decease and ending with the date six months thereafter or the specified termination date or a date of termination fixed under Section (f) of ARTICLE SECOND of Section (c) of ARTICLE FOURTH, whichever of said four dates shall first occur.
      (b) The term "Estate" as used in this Section or elsewhere means the executors or administrators of the estate of the said individual after his decease or other persons succeeding, to the extent permitted by the provisions of this option, to the rights of the said individual after his decease by his will or the laws of descent and distribution, as the case may be.
      (c) Re-employment of a person by the Company shall not be deemed to constitute such person an employee of the Company for purposes of any rights held by such person upon the date his prior employment ceased. Except as specifically permitted by express provision in the case of the decease of the said individual, this option may not under any provision hereof be exercised at any time unless at all times during the period beginning with the date of the granting of this option and ending on the date of such time of exercise the said individual was an employee of the Company.
      (d) For purposes of this memorandum only, employment of a person by a subsidiary of the Company shall be considered as if such person were employed by the Company, and termination of employment of a person by either the Company or a subsidiary thereof shall not constitute cessation of


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            employment by the Company if at substantially the same time such person is or became employed by the Company or a subsidiary of the Company. The term "subsidiary" as used in this Section and all subsequent provisions of the Option Agreement shall mean any present or future corporation which would be a subsidiary corporation of the Company as that term is defined in Section 4259(f) of the Internal Revenue Code of 1986, as amended (the "Code").
      (e) The term "Holder", as used in this Section and all subsequent provision of this option, shall mean the said individual and, if the said individual shall have deceased, his Estate as herein before defined. The Holder shall not, by virtue of this option, be deemed to be a holder of any shares purchasable hereunder or to be entitled to the rights or privileges of a holder of such shares unless and until they shall have been in fact issued to him after exercise of the option with respect to such shares.
      (f) This option is subject to all laws and regulations of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the option granted hereby will not be exercised nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law or regulation or of any provision thereof.
      (g) Except in the manner and to the extent allowed for incentive stock options by the Secretary of the Treasury or his delegate, this option is not exercisable while there is outstanding any incentive stock option within the meaning of Section 422(A) of the Code which was granted before the granting of this option, to said individual, to purchase stock in the Company or in a corporation which at the time of the granting of such option is a subsidiary or a parent corporation (as defined in Section 425(e) of the Code) of the Company, or in a predecessor corporation of any such corporations. For purposes of this Section (g), an option shall be treated as outstanding until it has been exercised in full or has expired by the reason of lapse of time.
      ARTICLE THIRD.
      -------------
      (a) This option may be exercised only by delivery of written notice of exercise to the Company as hereinafter provided, and delivery of such notice shall


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            constitute exercise thereof. Such notice shall state the number of shares with respect to which the option is being exercised, shall be accompanied by cash or a certified check for the option price or by such other consideration as the Board has agreed to accept pursuant to the authority granted by Section 6(a) of the Plan; and, unless the Company shall at the time expressly waive this requirement in connection with such exercise of the option, shall contain a statement that the option is being exercised only with a view to investment in, and not with a view to the disposition of, the shares with respect to which the option is then being exercised.
      (b) As soon as reasonably feasible after the receipt of such notice and payment, the Company will deliver or cause to be delivered to the Holder at the office of the Company, certificates for the number of shares with respect to which the option has been exercised, registered in the name of the Holder.
            Notwithstanding the foregoing, as a condition precedent to the delivery of any shares hereunder, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if and to the extent required by law. The shares may be registered in the name of a person other than a Holder if the Holder is an Estate. Notwithstanding the foregoing, if any law or regulation of the Securities and Exchange Commission or other body having jurisdiction shall require the Company or the Holder to take any action in connection with the shares specified in such notice, then delivery of such shares to the Holder shall be deferred for the period necessary to take such action. The Company may also require as a condition precedent to the delivery of any shares hereunder that the Holder give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422A(a)(1) of the Code.
            If, and to the extent that, the realization of income in such a disposition imposes upon the Company, federal, state, local, or other withholding tax requirements, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements, and the Company may require as a condition precedent to the


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            delivery of any shares hereunder that the party exercising this option give a satisfactory written representation promising to make such a remittance.
      (c) Delivery shall be made as of the date of delivery of notice of exercise of the option with respect thereto, and the Holder shall be entitled to receive all dividends and distributions (payable in cash, stock, or otherwise) or the equivalent thereof payable to stockholders of record subsequent to
            delivery of notice of exercise of the option with respect to such shares and prior to the date of issuance and delivery of the shares pursuant thereto. Except as above provided with respect to the payment of withholding taxes, the Company will pay all federal original issue taxes on such issue and delivery, and all other fees or expenses necessarily incurred by the Company in connection therewith; provided, however, that all federal and state transfer taxes payable in respect of shares of Common Stock of the Company issued and delivered under this option in a name other than the name of the person to whom this option is granted shall, upon the delivery of such shares, be paid by the recipient thereof.
      ARTICLE FOURTH.
      --------------
      If any of the following events shall occur prior to the specified termination date or other termination of this option, the aggregate number of shares covered by this option (or the balance of the shares covered thereby, if theretofore the option has been exercised in part) and the purchase price payable therefore, shall in each instance be changed or adjusted as follows:
      (a) If the Company shall, at any time while this option is outstanding and prior to any termination thereof, declare and pay in Common Stock any dividend upon shares of its Common
            Stock outstanding, there shall in any such event be added to the number of shares of Common Stock which might, immediately prior to such dividend, be purchased pursuant to this option the number of shares of Common Stock of the Company which the Holder would have received or become entitled to receive by way of such dividend if, at the date for the determination of stockholders entitled to receive such dividend, the Holder had been the holder of record of the number of shares of Common Stock then covered by this option; and the then option price per share shall be correspondingly adjusted so that the option price per share, thereafter and


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            prior to any other adjustment therein pursuant to the
            provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such stock dividend by the number of shares which, by virtue of the foregoing provisions of this paragraph, the Holder shall be entitled to purchase at the time of purchase for each share he was entitled to purchase immediately prior to such dividend. The additional shares, which are purchasable by reason of the foregoing provisions of this paragraph, may be purchased only within such period or periods as may be purchased the shares on account of which, by virtue of the foregoing provisions of this paragraph, such additional shares may be purchased.
      (b) If the Company shall, at any time while this option is outstanding, reclassify the shares of its Common Stock into a greater or lesser number of shares of Common Stock, the number of shares which may, after any such reclassification, be purchased pursuant to this option shall be the number of shares which the Holder would have received or become entitled to receive upon such reclassification if the Holder had, prior to such reclassification, been the holder of record of the number of shares of Common Stock then covered by this option; and the option price per share shall be correspondingly adjusted so that, in the event of a reclassification into a greater number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the quotient resulting from dividing the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock into which each share of such stock shall be reclassified, and, in the event of a reclassification into a lesser number of shares, the option price per share, thereafter and prior to any other adjustment therein pursuant to the provisions hereof, shall be the product resulting from multiplying the option price per share of Common Stock in effect immediately prior to such reclassification by the number of shares of Common Stock required to constitute one share of the reclassified number of shares. The number of shares which are purchasable by reason of the foregoing provisions of this paragraph within any specified fixed period or periods shall be increased or decreased in that proportion which the number of shares purchasable after any such reclassification bears


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            to the number of shares purchasable immediately before any such reclassification.
      (c) If, at any time while this option is outstanding, there shall be a reorganization or recapitalization of the Company or a consolidation or merger of the Company into or with another company or a sale of all or substantially all of the assets of the Company, adequate provision shall be made so that, in lieu of each share of Common Stock then covered by this option, there shall thereafter be substituted hereunder during the period hereof such other share or shares of stock, security or securities, or assets as would have been issuable or payable in respect of or in exchange for such share had the Holder on the record date for the determination thereof been the record holder of such share; provided, however, that in any such event or in anticipation of any such event, the period or periods within which this option may be exercised may be accelerated by the Company by vote of the Board of Directors to a date not less than thirty days after notice of such acceleration shall have been mailed to the Holder.
      (d) If the Company shall take any action (other than by way of the declaration or payment of a dividend or dividends (exclusive of stock dividends) thereon and other than such action as is described or referred to in clauses (a), (b), or (c) of this ARTICLE FOURTH hereof which, in the opinion of the Board of Directors, would materially dilute the Common Stock or other securities then covered by this option, the Board of Directors shall appoint a firm of independent public accountants (which may be the firm which regularly examines and reports upon the financial statements of the Company) which shall give their opinion as to the adjustment, if any, in the then option price per share required to protect against such dilution, and the option price per share shall thereupon become the price expressed in such opinion.
      (e) No fraction of or fractional shares shall be purchasable or delivered upon purchase hereunder.
                  Upon any adjustment required as herein above provided of
            the purchase price or the number of shares purchasable upon the exercise of this option, the Company agrees forthwith to deliver to the Holder a certificate, signed by its


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            President or Treasurer, setting forth the number of shares, and the price per share therefore, thereafter purchasable on the exercise of this option.
                  The Company will, at all times during the term of this
            option, reserve and keep available out of shares of its Common Stock authorized and unissued such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this option.
                  This option shall be binding upon any company into which
            the Company is merged or with which it is consolidated, and, unless clearly inapplicable, references herein to the Company shall be deemed to include any such company.
                  ARTICLE FIFTH.
                  -------------
                  Any notice to be given to the Company hereunder shall be
            deemed sufficient if delivered in writing at the office of the Treasurer of the Company or at such other address as the
            Company may hereafter designate and shall be effective when so delivered.
                  Any notice to be given to the Holder hereunder shall be
            deemed sufficient if delivered in person to the Holder or at his address furnished to the Company or when deposited in the mail addressed to the Holder at such address and shall be effective when so delivered or when so deposited.
            ARTICLE SIXTH.
            -------------
                  The decision of the Board of Directors of the Company
            shall be final with respect to all questions arising under the Plan, including all matters relating to the construction thereof and of the options issued thereunder.
                  IN WITNESS WHEREOF, the Company has caused this option to
            be signed by its duly authorized officer and its corporate seal to be hereunto affixed this __ day of ___________, _____.

            ATTEST:                    PARLEX CORPORATION


            ______________________     By:___________________________
            Name:                             Name:
            Title:                            Title:


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